Exhibit 10.2

Personal & Confidential

[DATE]

[NAME]
[ADDRESS]

Dear [FIRST NAME]:

This Award Letter is delivered to you (the “Participant”) pursuant to the Restricted Stock Unit and Performance Restricted Stock Unit Master Award Agreement (the “Master Agreement”) dated as of                                 , as well as the Plan (as defined in the Master Agreement).

The terms and conditions of this Award are set forth below and in the Master Agreement and the Plan, the provisions of which are incorporated herein by reference.

A.                                    The date of grant of this Award is                      (the “Award Date”).

B.                                    The number of PRSUs subject to this Award is                   .

C.                                    The Performance Period begins on January 1, 2014 and ends on December 31, 2015.

D.                                    The Scheduled Vesting Date(s) for this Award are:

2nd Anniversary of Award Date:	50% of Earned PRSUs (defined below)
February 1, 2017:	50% of Earned PRSUs

D.                                    The Performance Objective:  The Performance Objective for this Award shall be based on the Company’s 2015 Adjusted EBITDA (as defined below), as set forth in the table attached hereto as Schedule A, which is incorporated herein.  The number of Earned PRSUs shall be determined based on the Company’s achievement of the Performance Objective.

For purposes of this Award Letter, “2015 Adjusted EBITDA” means the Company’s net income (loss) from the Company’s Consolidated Statements of Operations before income taxes, total other income (expense), non-cash impairment charges, depreciation and amortization and non-cash stock compensation expense (other than non-cash stock compensation expenses relating to bonus payments made in the form of stock that related to performance in 2015) for fiscal year 2015, on a consolidated basis as the accounting elements constituting 2015 Adjusted EBITDA are determined in accordance with generally accepted accounting principles and consistent with past practice.

For purposes of this Award Letter, “Earned PRSUs” means (i) the number of PRSUs subject to this Award multiplied by (ii) the performance percentage set forth next to the corresponding achievement of 2015 Adjusted EBITDA as set forth on Schedule A.  For the avoidance of doubt, no Shares shall be issued if 2015 Adjusted EBITDA is performance is below the Threshold (as set forth on Schedule A).  The number of Shares resulting from such calculation shall be rounded up to the nearest whole number.

Any adjustments to the Performance Objective shall be made in accordance with the Plan, and to the extent this Award is intended to constitute “qualified performance-based compensation” (within the meaning of Section 162(m) of the Code), in accordance with the requirements of Section 162(m) of the Code.

LEVEL 3 COMMUNICATIONS, INC.

BY:

ITS:

PARTICIPANT:

Schedule A

PRSU Adjusted EBITDA Metric for 2015 and Performance Table

	2015			2015		2015			2015
	Adjusted	Performance		Adjusted	Performance	Adjusted	Performance		Adjusted	Performance
	EBITDA	%		EBITDA	%	EBITDA	%		EBITDA	%
	$Millions			$Millions		$Millions			$Millions

		0%			88%		127%			166%
Threshold		50%			89%		128%			167%
		51%			90%		129%			168%
		52%			91%		130%			169%
		53%			92%		131%			170%
		54%			93%		132%			171%
		55%			94%		133%			172%
		56%			95%		134%			173%
		57%			96%		135%			174%
		58%			97%		136%			175%
		59%			98%		137%			176%
		60%			99%		138%			177%
		61%	Target		100%		139%			178%
		62%			101%		140%			179%
		63%			102%		141%			180%
		64%			103%		142%			181%
		65%			104%		143%			182%
		66%			105%		144%			183%
		67%			106%		145%			184%
		68%			107%		146%			185%
		69%			108%		147%			186%
		70%			109%		148%			187%
		71%			110%		149%			188%
		72%			111%		150%			189%
		73%			112%		151%			190%
		74%			113%		152%			191%
		75%			114%		153%			192%
		76%			115%		154%			193%
		77%			116%		155%			194%
		78%			117%		156%			195%
		79%			118%		157%			196%
		80%			119%		158%			197%
		81%			120%		159%			198%
		82%			121%		160%			199%
		83%			122%		161%	Maximum		200%
		84%			123%		162%			200%
		85%			124%		163%
		86%			125%		164%
		87%			126%		165%